                                                               EXHIBIT (a)(1)(B)
                             Letter of Transmittal
                                   to Tender
                             Shares of Common Stock
                                       of
                          SilverStream Software, Inc.
                                       at
                              $9.00 Net Per Share
             Pursuant to the Offer to Purchase dated June 18, 2002
                                       by
                              Delaware Planet Inc.
                          a wholly-owned subsidiary of

                                  Novell, Inc.

                  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
         AT 9:00 A.M., NEW YORK CITY TIME, ON WEDNESDAY, JULY 17, 2002,
                         UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                          MELLON INVESTOR SERVICES LLC

             By Mail:                           By Hand:                    By Overnight Courier:
          P.O. Box 3301                       120 Broadway                Reorganization Department
        South Hackensack,                      13th Floor                     85 Challenger Road
         New Jersey 07606               New York, New York 10271              Mail Stop -- Reorg
                                                                      Ridgefield Park, New Jersey 07660

                           By Facsimile Transmission
                       (For Eligible Institutions Only):
                                 (201) 296-4293

                              To Confirm Fax Only:
                                 (201) 296-4860

 DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER
         THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

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                                             DESCRIPTION OF SHARES TENDERED
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                  NAME(S) AND ADDRESS(ES)
                  OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) AND SHARES
                          TENDERED                                                 SHARES TENDERED
             APPEAR(S) ON SHARE CERTIFICATE(S))                         (ATTACH ADDITIONAL LIST IF NECESSARY)
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                                                                                   TOTAL NUMBER OF        NUMBER OF
                                                                 CERTIFICATE     SHARES REPRESENTED        SHARES
                                                                  NUMBER(S)      BY CERTIFICATE(S)*      TENDERED**
                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------
                                                                TOTAL SHARES

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*   Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered.
    See Instruction 4.

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase dated June 18, 2002 (the "Offer to Purchase")) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Offer -- Procedure for Tendering Shares" of the Offer to Purchase.

     Holders of outstanding shares of common stock, par value $0.001 per share (the "Shares"), of SilverStream Software, Inc. (the "Company") whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Shares according to the guaranteed delivery procedure set forth in "The Offer -- Procedure for Tendering
Shares -- Guaranteed Delivery" of the Offer to Purchase. See Instruction 2.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                               LOST CERTIFICATES

[ ]  I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED                SHARES AND
     REQUIRE ASSISTANCE IN OBTAINING A REPLACEMENT CERTIFICATE(S). I UNDERSTAND THAT I MUST CONTACT EQUISERVE TRUST COMPANY, N.A. TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 9.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                   ---------------------------------------------

     Account Number
    ----------------------------------------------------------------------------

     Transaction Code Number
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Tendering Stockholder(s)
         -----------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                       ---------------------------------------------------------

     Name of Institution which Guaranteed Delivery
                   -------------------------------------------------------------

     If delivery is by book-entry transfer:

     Name of Tendering Institution
--------------------------------------------------------------------------------

     Account Number
    ----------------------------------------------------------------------------

     Transaction Code Number
    ----------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Delaware Planet Inc., a Delaware corporation ("Purchaser") and a wholly-owned subsidiary of Novell, Inc., a Delaware corporation ("Novell"), the above-described shares of common stock, par value $0.001 per share ("Shares") of SilverStream Software, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares at $9.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 18, 2002 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended or supplemented from time to time, constitute the "Offer"). Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the undersigned's rights to receive payment for Shares validly tendered and accepted for payment.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment) and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after June 18, 2002 (collectively, the "Distributions")) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and conditions of the Offer.

     The undersigned hereby irrevocably appoints the designees of Purchaser and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any associated Distributions), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any associated Distributions), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "The Offer -- Procedure for Tendering Shares" of the Offer to Purchase and the instructions hereto will constitute the undersigned's acceptance of the Offer and that Purchaser's acceptance for payment of the Shares tendered will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Share Certificates purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Share Certificates purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Share Certificates purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 6 AND 7)

  To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of the Shares purchased are to be issued in the name of and sent to someone other than the undersigned, or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: [ ] Check and/or  [ ] Certificates to:

Name:
-------------------------------------------
                                 (PLEASE PRINT)

Address:
-----------------------------------------

---------------------------------------------------

---------------------------------------------------
                               (INCLUDE ZIP CODE)

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                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

[ ] Credit unpurchased Shares tendered by book-entry transfer to the Book-Entry
    Transfer Facility account set forth below:

---------------------------------------------------
                                (ACCOUNT NUMBER)
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 6 AND 7)

  To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of the Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail: [ ] Check and/or  [ ] Certificates to:

Name:
-------------------------------------------
                                 (PLEASE PRINT)

Address:
-----------------------------------------

---------------------------------------------------

---------------------------------------------------
                               (INCLUDE ZIP CODE)

---------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                             IMPORTANT -- SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

X
--------------------------------------------------------------------------------
X
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                           SIGNATURE(S) OF HOLDER(S)

Dated: ---------- , 200--

     (Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificate(s) and documents transmitted herewith. If signature is by an officer on behalf of a corporation or by an executor, administrator, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm:
--------------------------------------------------------------------------------

Capacity (Full Title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

(Area Code) Telephone Number:
         -----------------------------------------------------------------------

Tax Identification or Social Security No.:
                                  ----------------------------------------------
                                            (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY

       FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in "The
Offer -- Procedure for Tendering Shares" of the Offer to Purchase. Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).

     Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in Section 4 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) Share Certificates for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days of the date of execution of such Notice of Guaranteed Delivery.

     The method of delivery of Shares and all other required documents is at the option and risk of the tendering stockholder. If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Substitute Form W-9. Under the United States federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status, on a properly completed appropriate version of Form W-8, or successor form. Such statements can be obtained from the Depositary.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of a certificate(s) which represented Shares whose certificate(s) has been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact EquiServe Trust Company, N.A. immediately at 781-575-3400. EquiServe will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Offer.

     10. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement, the conditions of the Offer may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any shares tendered.

     11. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth on the back cover of this Letter of Transmittal.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary with such stockholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below and to certify that such TIN is correct (or that such stockholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is his or her social security number. If a stockholder fails to provide a correct TIN to the Depositary, such stockholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30 percent. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding and there was no reasonable basis for making such statement, a $500.00 penalty may also be imposed by the Internal Revenue Service.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must generally submit an appropriate Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. An appropriate Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary is required to withhold 30 percent of any payments made to the stockholder or payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a stockholder whose tendered Shares are accepted for purchase (other than foreign persons who provide an appropriate Form W-8), the stockholder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and is required to provide the stockholder's correct TIN to the Depositary and certify, under penalties of perjury, that the TIN provided on such Form is correct (or that such stockholder is awaiting a TIN) and that (i) such stockholder is exempt from backup withholding; (ii) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. The stockholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If backup withholding applies and "Applied for" is written in Part I of the Substitute Form W-9 and the Stockholder has completed the Certificate of Awaiting Taxpayer Identification Number, the Depositary will retain 30 percent of any payment of the purchase price for tendered Shares during the 60-day period following the date of the Substitute Form W-9. If a stockholder's TIN is provided to the Depositary within 60 days of the date of the Substitute Form W-9, payment of such retained amounts will be made to such stockholder. If a stockholder's TIN is not provided to the Depositary within such 60-day period, the Depositary will remit such retained amounts to the Internal Revenue Service as backup withholding and shall withhold 30 percent of any payment of the purchase price for the tendered Shares made to such stockholder thereafter unless such stockholder furnishes a TIN to the Depositary prior to such payment.

                      [This Page Intentionally Left Blank]

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 8)

                      PAYER: MELLON INVESTOR SERVICES LLC

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SUBSTITUTE                               Name:
FORM W-9
Department Of The Treasury               Address:
Internal Revenue Service
                                         Check appropriate box:
   Request For Taxpayer                  Exempt from backup withholding [ ]
   Identification Number (TIN)           Corporation [ ]
   And Certification                     Individual [ ]
                                         Partnership [ ]
                                         Other (specify) [ ]
                                        ---------------------------------------------------------------------------

                                         PART I.--Please provide your          SSN: -----------------------
                                         taxpayer identification number in     EIN:-----------------------
                                         the space at right. If awaiting TIN,
                                         write "Applied For" in space at
                                         right and complete the Certificate
                                         of Awaiting Taxpayer Identi-
                                         fication Number below.
                                        ---------------------------------------------------------------------------
                                         PART II.--For Payees exempt from backup withholding, see the enclosed
                                         "Guidelines for Certification of Taxpayer Identification Number on
                                         Substitute Form W-9" and complete as instructed therein.
                                        ---------------------------------------------------------------------------
                                         PART III.--CERTIFICATION
                                         Under penalties of perjury, I certify that:
                                         (1) The number shown on this form is my correct Taxpayer Identification
                                         Number (or, as indicated, I am waiting for a number to be issued to me);
                                             and
                                         (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                                             Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the
                                             IRS has notified me that I am no longer subject to backup withholding.
                                         Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return.
                                         However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
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 Signature ------------------------------------------  Date -------------------- , 200  _
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9.

                   PAYER'S NAME: MELLON INVESTOR SERVICES LLC
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, a portion of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature ---------------------------------  Date --------------------, 200 ---

     Any questions and requests for assistance may be directed to the Information Agent at its telephone numbers and address listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                                [INISFREE LOGO]

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

                Bankers and Brokers Call Collect: (212) 750-5833
                   All Others Call Toll-Free: (877) 456-3427

                      The Dealer Manager for the Offer is:
                           SALOMON SMITH BARNEY INC.
                              388 Greenwich Street
                            New York, New York 10013

                         Call Toll-Free: (877) 446-1850